Loans Receivable - Loans and leases outstanding by rate type (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Loans Receivable
Loans with predetermined rates	$ 293,114	$ 264,376
Loans with adjustable or floating rates	707,089	613,106
Total loans and leases	1,000,203	877,482
Net deferred loan origination (fees) costs	$ (1,789)	$ (1,681)